COLUMBIA ACORN TRUST

ColumbiaSM Thermostat FundSM

(the “Fund”)

Supplement dated December 31, 2008 to the

Prospectuses dated May 1, 2008

The Fund’s prospectuses are hereby supplemented as follows:

1.        Within the “FUNDimensionsTM” informational box on page 5 of the prospectuses for all share classes:

•	The list of indices presented in the row entitled “Benchmarks” is deleted and replaced in its entirety with the following:

S&P 500® Index

Barclays Capital U.S. Aggregate Bond Index

Lipper Flexible Portfolio Funds Index

50/50 Blended Benchmark(*)

(*) An equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, established by the Advisor.

•	The reference to “Conservative Allocation” in the row entitled “Investment Style” is deleted and replaced in its entirety with the following: “Asset Allocation/Hybrid”.

2.        Within the paragraph that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for all share classes, the last six sentences are deleted and replaced in their entirety with the following:

The table compares the Fund’s returns for each period with those of the S&P 500® Index, the Fund’s primary benchmark for equity securities, the Barclays Capital U.S. Aggregate Bond Index, the Fund’s primary benchmark for debt securities, the Barclays Capital U.S. Intermediate Credit Bond Index, the Lipper Flexible Portfolio Funds Index and a 50/50 Blended Benchmark.(**) Effective July 1, 2008, the Fund changed its primary benchmark for debt securities from the Barclays Capital U.S. Intermediate Credit Bond Index, because the Advisor believes the Barclays Capital U.S. Aggregate Bond Index is more fully representative of the portfolio components of the underlying bond funds in which the Fund invests. The S&P 500® Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Barclays Capital U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total performance of fixed rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Barclays Capital U.S. Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index, which includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The 50/50 Blended Benchmark, established by the Advisor, is an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks. As described in the discussion of the Fund’s principal investment strategies, the percentage of the Fund’s assets allocated to stock and bond Portfolio Funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the 50/50 Blended Benchmark. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

(**) In November 2008, Barclays Capital announced the rebranding of its unified family of indices, which now includes existing Lehman Brothers indices, under the “Barclays Capital Indices” name. Prior to the rebranding, the Barclays Capital U.S. Aggregate Bond Index was known as the Lehman Brothers U.S. Aggregate Bond Index and the Barclays Capital U.S. Intermediate Credit Bond Index was known as the Lehman Brothers U.S. Intermediate Credit Bond Index. The rebranding of existing Lehman Brothers indices under the Barclays Capital Indices name is not expected to result in any changes to the constitution or calculation of the indices and does not in any way affect the investment objectives or principal investment strategies of the Fund, which remain unchanged, or the manner in which the Fund is managed.

3.        Within the table that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for Class A, Class B and Class C shares, the last three rows are deleted and replaced in their entirety with the following:

	1 year	Life of Fund
S&P 500® Index	5.49%	14.27%
Barclays Capital U.S. Aggregate Bond Index	6.97%	4.26%
Barclays Capital U.S. Intermediate Credit Bond Index	5.60%	4.20%
Lipper Flexible Portfolio Funds Index	9.57%	13.17%
50/50 Blended Benchmark (*)	6.38%	9.28%

(*) An equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, established by the Advisor.

4.        Within the table that appears under the heading “Average Annual Total Return as of December 31, 2007” in the prospectuses for Class Z shares, the last three rows are deleted and replaced in their entirety with the following:

	1 year	5 years	Life of Fund
S&P 500® Index	5.49%	12.83%	13.78%
Barclays Capital U.S. Aggregate Bond Index	6.97%	4.42%	4.54%
Barclays Capital U.S. Intermediate Credit Bond Index	5.60%	4.49%	4.85%
Lipper Flexible Portfolio Funds Index	9.57%	12.10%	12.65%
50/50 Blended Benchmark (*)	6.38%	8.67%	9.23%

(*) An equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, established by the Advisor.

This Supplement replaces the Supplement dated July 1, 2008.

INT-47/157314-1208

COLUMBIA ACORN TRUST

ColumbiaSM Thermostat FundSM

(the “Fund”)

Supplement dated December 31, 2008 to the

Statement of Additional Information dated May 1, 2008

The Fund’s statement of additional information is hereby supplemented by deleting the list of indices presented for the Fund under the heading “Performance Benchmarks” on page 52, and replacing it with the following:

S&P 500® Index (primary equity benchmark), the Barclays Capital U.S. Aggregate Bond Index (primary debt benchmark), the Lipper Flexible Portfolio Funds Index and the 50/50 Blended Benchmark, an equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, established by the Advisor. (*)

(*) Prior to July 1, 2008, the Fund’s primary benchmark for debt securities was the Barclays Capital U.S. Intermediate Credit Bond Index. In November 2008, Barclays Capital announced the rebranding of its unified family of indices, which now includes existing Lehman Brothers indices, under the “Barclays Capital Indices” name. Prior to the rebranding, the Barclays Capital U.S. Aggregate Bond Index was known as the Lehman Brothers U.S. Aggregate Bond Index and the Barclays Capital U.S. Intermediate Credit Bond Index was known as the Lehman Brothers U.S. Intermediate Credit Bond Index. The rebranding of existing Lehman Brothers indices under the Barclays Capital Indices name is not expected to result in any changes to the constitution or calculation of the indices and does not in any way affect the investment objectives or principal investment strategies of the Fund, which remain unchanged, or the manner in which the Fund is managed.

This Supplement replaces the Supplement dated July 1, 2008.

INT-47/157152-1208